                                                                  EXHIBIT 99.186

SETZER, CHERYL
--------------------------------------------------------------------------------





FROM:     ALI VOJDANI
SENT:     TUESDAY, OCTOBER 14, 1997 3:44 PM
TO: TERRY MCMANUS; JIM ROBERTSON; ANDY GOLETZ; DARIUSH SHIRMOHAMMADI; SHANGYOU HAO; JILL CRIBARI; JIM CRIBARI; STEVE INGRAM; PSC-ISOARCHIVE
CC:
SUBJECT:  MEHDI ASSADIAN
          HIGHLIGHTS OF TODAY'S SCUG MEETING



[ATTACHMENT]


        Attached please find the highlights of today's SCUG meeting.

                                  SCUG Meeting
                                    10/14/97


-- ISO needs to file its protocols with FERC by 11/1/97.

-- 4 SCs are going to participate in the ODR: PX, ENRON, APX, NCPA

-- It seems that there are going to be 15 SCs on 1/1/98.

-- ISO: ODR is going well for what it is, and according to our expectation.
   According to Jack Allen, ISO expects to be up and running on 1/1/98.

-- ISO has signed the contract for API with the APX.

-- A committee is set up to look at grid operational reliability issues, including:

         - Reliability must run contracts

         - Interface with external system

         - ISO scheduling protocols

         - All day public meeting this Thursday (10/16), 9:00 a.m.-5:00 p.m. in SF, Clarion Hotel, to discuss issues with ISO. Issues such as discrepancies between protocols and FERC filing will be discussed. There will be a period for public comments.

-- Gerry Abad of ISO made a presentation on EDI Billing and Payment Service. He stated that an EDI manual will be available on ISO's WEB page by this Friday.

-- IBM is the network service provider for EDI in New England Power Pool.

-- Don Fuller of ISO made a presentation on some of the issues facing the ISO.
      He more or less said that part of the reason that ISO is going to change its business protocols is the software, and changes to the software. This message may be misinterpreted as the ISO Alliance is screwing up whereas in reality, ISO screwed up, issuing a DSOW that is not consistent with the filing.

-- ISO has been under pressure to change the Must Run Units Scheduling protocol.
      ISO expects to issue an addendum to the Must Run protocol sometimes next week. Note that this is related to the 0GM-time line change order revision.

-- Ancillary Services import: ISO acknowledges that A/S import is critical but won't be there on 1/1/98.

-- Backup SC: What happens if an SC is disqualified by the ISO (e.g., due to credit)? It will be up to a generator to go find a new SC. For load, ISO is trying to figure out a sensible business rule.

-- ISO wants the master file data from all SCs by 12/1/98, except for the PX who is required to provide the data by 11/1/98. It is not clear how PX can get the registration information for its resources to ISO by 1/1/98 given that the registration template is still not finalized.

-- ISO is now figuring out that if they want to get information on distribution level resources, it will be too many pieces of information. They are discussing it this week and are thinking of putting most of the distribution level stuff to the SCs.

-- ISO had put the definition of Take Out points and Metering Requirements on the ISO Web page. DWR is having problem with the way ISO has defined the Take Out Points.

-- There was a big discussion on why ISO requires that each meter be assigned to an SC, and one cannot have multiple SCs schedule a meter except at the inter-ties. Some parties were also disappointed to see why external entities (e.g., outside control areas) are given "preferential" treatment in the ISO protocols.

-- ISO is not planning to provide a "clearing service". That is, if one of the SCs fails to pay, and ISO cannot recover the money from the SC's reserve, ISO will keep itself whole, and will spread the loss on the SCs who were net creditors for that day. SCs are not happy with set up. They want ISO to assume more accountability for managing things efficiently.

-- SCUG is making a point loud and clear--ISO' grid management charges, roughly
      .7 mill, is too high compared to the rest of the ISO's of the world.

-- ISO's grid management charges and ancillary services charges are expected to be 12% of the total energy cost.

-- ISO presented its proposal for security requirement. SCUG think it is too high.

-- External control areas are not sold on the CA ISO.

-- ISO got back to the SCUG and gave them the following answers on their burning issues:

      -Portfolio energy bidding----No (Due to reliability considerations)

      -Portfolio bidding of A/S----No except for existing contracts

      -A/S import or A/S inter-sc trading----End of first or second quarter of 1998.

      -Intra-zonal CONG----1999.

      Led by ENRON, SCUG is outraged by ISO's position on ISO's position on the portfolio bidding issue. Several parties threatened to go to FERC and fight it in DC. ISO customer rep offered to go back to the ISO management one last time to see if ISO would soften its position on portfolio bidding (e.g., consider implementing portfolio bidding in the long run).

-- SCUG comments on the ISO Protocols:

      Overall, SCUG feel that ISO is asking too much information and thinks that they can ask for anything that they "deem necessary" in the name of reliability.

      -Outage Coordination Protocol: Why is ISO trying to exercise influence on all units and not just the must run units? It is none of ISO's business to schedule economic (i.e., non-must run) units.

      -SC Application Protocol: Too much information requested

      -Scheduling and Bidding protocols: Too much information requested (e.g., ramp rate of units). Existing contracts is an issue. What is ISO validating? How is ISO going to deal with invalid inter-SC schedules.

      -Meter service protocol: Concept of the Lead Schedule Coordinator (responsible for all imbalances related to a meter shared by a number of SCs) is an issue.

      -Metering protocols: There has been a complete disconnect between ISO's protocol and UDCs' protocols (according to SCUG).

-- ISO (and I) presented the SC training program. There was not much controversy/concern. The only question was whether there is any flexibility in moving things around so that SCs can have Schedulers attend only a portion of the meeting and technical people could attend another portion. I kind of discouraged that and informed them that we have a very structured training program to train the trainers, and there is no time left to change things.

                                  SCUG Meeting
                                    10/14/97


-- ISO needs to file its protocols with FERC by 11/1/97.

-- 4 SCs are going to participate in the ODR: PX, ENRON, APX, NCPA

-- It seems that there are going to be 15 SCs on 1/1/98.

-- ISO: ODR is going well for what it is, and according to our expectation.
      According to Jack Allen, ISO expects to be up and running on 1/1/98.

-- ISO has signed the contract for API with the APX.

-- A committee is set up to look at grid operational reliability issues, including:

      -Reliability must run contracts

      -Interface with external system

      -ISO scheduling protocols

      -All day public meeting this Thursday (10/16), 9:00 a.m.-5:O0 p.m. in SF, Clarion Hotel, to discuss issues with ISO. Issues such as discrepancies between protocols and FERC filing will be discussed. There will be a period for public comments.

-- Gerry Abad of ISO made a presentation on EDI Billing and Payment Service. He stated that an EDI manual will be available on ISO's WEB page by this Friday.

-- lBM is the network service provider for EDI in New England Power Pool.

-- Don Fuller of ISO made a presentation on some of the issues facing the ISO.
      He more or less said that part of the reason that ISO is going to change its business protocols is the software, and changes to the software. This message may be misinterpreted as the ISO Alliance is screwing up whereas in reality, ISO screwed up, issuing a DSOW that is not consistent with the filing.

-- ISO has been under pressure to change the Must Run Units Scheduling protocol.
      ISO expects to issue an addendum to the Must Run protocol sometimes next week. Note that this is related to the 0GM-time line change order revision.

-- Ancillary Services import: ISO acknowledges that A/S import is critical but won't be there on 1/1/98.

-- Backup SC: What happens if an SC is disqualified by the ISO (e.g., due to credit)? It will be up to a generator to go find a new SC. For load, ISO is trying to figure out a sensible business rule.

-- ISO wants the master file data from all SCs by 12/1/98, except for the PX who is required to provide the data by 11/1/98. It is not clear how PX can get the registration information for its resources to ISO by 1/1/98 given that the registration template is still not finalized.

-- ISO is now figuring out that if they want to get information on distribution level resources, it will be too many pieces of information. They are discussing it this week and are thinking of putting most of the distribution level stuff to the SCs.

-- ISO had put the definition of Take Out points and Metering Requirements on the ISO Web page. DWR is having problem with the way ISO has defined the Take Out Points.

-- There was a big discussion on why ISO requires that each meter be assigned to an SC, and one cannot have multiple SCs schedule a meter except at the inter-ties. Some parties were also disappointed to see why external entities (e.g., outside control areas) are given "preferential" treatment in the ISO protocols.

-- ISO is not planning to provide a "clearing service". That is, if one of the SCs fails to pay, and ISO cannot recover the money from the SC's reserve, ISO will keep itself whole, and will spread the loss on the SCs who were net creditors for that day. SCs are not happy with set up. They want ISO to assume more accountability for managing things efficiently.

-- SCUG is making a point loud and clear--ISO' grid management charges, roughly
      .7 mill, is too high compared to the rest of the ISO's of the world.

-- ISO's grid management charges and ancillary services charges are expected to be 12% of the total energy cost.

-- ISO presented its proposal for security requirement. SCUG think it is too high.

-- External control areas are not sold on the CA ISO.

-- ISO got back to the SCUG and gave them the following answers on their burning issues:

      -Portfolio energy bidding----No (Due to reliability considerations)

      -Portfolio bidding of A/S----No except for existing contracts

      -A/S import or A/S inter-sc trading----End of first or second quarter of 1998.

      -Intra-zonal CONG----1999.

      Led by ENRON, SCUG is outraged by ISO's position on ISO's position on the portfolio bidding issue. Several parties threatened to go to FERC and fight it in DC. ISO customer rep offered to go back to the ISO management one last time to see if ISO would soften its position on portfolio bidding (e.g., consider implementing portfolio bidding in the long run).

-- SCUG comments on the ISO Protocols:

      Overall, SCUG feel that ISO is asking too much information and thinks that they can ask for anything that they "deem necessary" in the name of reliability.

      -Outage Coordination Protocol: Why is ISO trying to exercise influence on all units and not just the must run units? It is none of ISO's business to schedule economic (i.e., non-must run) units.

      -SC Application Protocol: Too much information requested

      -Scheduling and Bidding protocols: Too much information requested (e.g., ramp rate of units). Existing contracts is an issue. What is ISO validating? How is ISO going to deal with invalid inter-SC schedules.

      -Meter service protocol: Concept of the Lead Schedule Coordinator (responsible for all imbalances related to a meter shared by a number of SCs) is an issue.

      -Metering protocols: There has been a complete disconnect between ISO's protocol and UDCs' protocols (according to SCUG).

-- ISO (and I) presented the SC training program. There was not much controversy/concern. The only question was whether there is any flexibility in moving things around so that SCs can have Schedulers attend only a portion of the meeting and technical people could attend another portion. I kind of discouraged that and informed them that we have a very structured training program to train the trainers, and there is no time left to change things.